EXHIBIT 99.1
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Contact:      BKF Capital Group, Inc.                Kekst and Company
              Norris Nissim                          Mark Semer or Jim Fingeroth
              212-332-8437                           212-521-4800


                            BKF CAPITAL GROUP NAMES
                      CLARKE GRAY CHIEF FINANCIAL OFFICER

NEW YORK, NY- JANUARY 5, 2006 - BKF Capital Group, Inc. (NYSE:BKF) has named Clarke Gray as chief financial officer of the company. His appointment will be effective on January 25, 2006.

Over a twenty-five year career in the financial services industry, Mr. Gray, 54, has served as a senior financial officer at Thomson McKinnon Inc., Bank of Boston and ING Group and has most recently served as Chief Administrative Officer of ADP Clearing & Outsourcing Services.

John C. Siciliano, President and Chief Executive Officer, stated: "Clarke's appointment is an important step in our efforts to further strengthen BKF's investment platform. As we continue to focus on growing our existing business and developing additional investment strategies, Clarke's combination of operational and financial experience makes him well qualified to assume this key role.

"As we start the new year with the hiring of Clarke and the renaming of our investment adviser subsidiary as BKF Asset Management, Inc., we look forward to making 2006 a year of positive change for our firm."

BKF Capital Group operates primarily through its subsidiary BKF Asset Management, Inc., a New York-based investment management firm. Clients include endowments, foundations, pension and profit-sharing plans, registered investment funds and other financial intermediaries.

This press release contains certain statements that are not historical facts, including, most importantly, information concerning possible or assumed future results of operations of BKF and statements preceded by, followed by or that include the words "may," "believes," "expects," "anticipates," or the negation thereof, or similar expressions, which constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Reform Act"). For those statements, BKF claims the protection of the safe harbor for forward-looking statements contained in the Reform Act. These forward-looking statements are based on BKF's current expectations and are susceptible to a number of risks, uncertainties and other factors, and BKF's actual results, performance and achievements may differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include the following: retention and ability of qualified personnel; the performance of the securities markets and of value stocks in particular; the investment performance of client accounts; the retention of significant client and/or distribution relationships; competition; the existence or absence of adverse publicity; changes in business strategy; quality of management; availability, terms and deployment of capital; business abilities and judgment of personnel; labor and employee benefit costs; changes in, or failure to comply with, government regulations; the costs and other effects of legal and administrative proceedings; and other risks and uncertainties referred to in this document and in BKF's other current and periodic filings with the Securities and Exchange Commission, all of which are difficult or impossible to predict accurately and many of which are beyond BKF's control. BKF will not undertake and specifically declines any obligation to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. In addition, it is BKF's policy generally not to make any specific projections as to future earnings, and BKF does not endorse any projections regarding future performance that may be made by third parties.